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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2005
                                                           -------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

United States                       0-50801                84-1655232
-------------                       -------                ----------
(State or other jurisdiction of     (Commission            (IRS Employer
 incorporation or organization)     File Number)           Identification No.)


803 Main Street, Willimantic, Connecticut                  06226
-----------------------------------------                  -----
(Address of principal executive offices)                   (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.
            ------------


      On June 28, 2005, SI Financial Group, Inc. (the "Company") announced that to fund the Company's 2005 Equity Incentive Plan, a recently established trust had begun to purchase shares of the Company's common stock in the open market with funds contributed by the Company. The press release announcing the stock purchase is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------


      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated June 28, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SI FINANCIAL GROUP, INC.



Date: June 29, 2005                     By: /s/ Brian J. Hull
                                            ------------------------------------
                                            Brian J. Hull
                                            Executive Vice President, Chief
                                             Financial Officer and Treasurer